[Logo] M F S(R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]


                         MFS(R) CASH
                         RESERVE FUND

                         SEMIANNUAL REPORT o FEBRUARY 29, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Portfolio of Investments ..................................................  8
Financial Statements ...................................................... 10
Notes to Financial Statements ............................................. 16
Trustees and Officers ..................................................... 21

       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames


Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through an investment professional will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, the national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, fewer than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through an investment professional.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up as well as down markets. And for many investors, working with an investment professional may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your investment professional's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2000

--------------

(1) Source: Investment Company Institute.

(2) Source: Morningstar CEO Don Phillips' keynote address at The Baltimore Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/ 30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Jean O. Allesandro]
     Jean O. Alessandro

Dear Shareholders,
Short-term interest rates have been quite volatile over the past six months. As a result, the seven-day annualized compounded yield on an investment in Class A shares of the Fund increased from 4.62% at the beginning of the period to 5.22% for the period ended February 29, 2000. During the same period, the seven-day annualized compounded yield on an investment in Class B shares increased from 3.60% to 4.16%, while that on Class C shares increased from 3.64% to 4.12%.

The U.S. economy continues to grow rapidly, and we are seeing evidence of an accelerating recovery overseas. Despite encouraging productivity growth in the United States keeping consumer prices in check, persistently strong economic growth has resulted in heightened concerns about inflation. In response, the Federal Reserve Board (the Fed) has increased the overnight interbank lending rate -- the federal funds rate -- two times since August 1999, resulting in an overall increase from 5.25% to 5.75%. As a result, yields on 90-day commercial paper and government agencies have increased approximately 60 basis points (0.60%).

While the market has priced in some expectation of future rate hikes, we expect short-term interest rates to move higher given the Fed's bias to continue to raise rates over the next few months. In order to lower the Fund's sensitivity toward interest-rate swings, we have reduced the average maturity for the Fund to 26 days, versus 40 days at the beginning of the period. In light of our belief that the strong global economic environment and inflation fears may persist in the near term, we will target an average maturity near the low end of the Fund's range of 30 to 35 days.

The portfolio continues to include only the highest-quality corporate, bank, and government securities in order to provide investors with maximum security against credit risk. On February 29, 2000, approximately 87% of the Fund's net assets were invested in top-tier commercial paper, with the balance invested in securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government. We believe our investment guidelines are among the strictest in the industry and our emphasis on quality should allow the Fund to continue to help investors obtain current income and, at the same time, preserve capital and liquidity.

    Respectfully,

/s/ Jean O. Alessandro

   Jean O. Alessandro
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

JEAN O. ALESSANDRO IS ASSISTANT VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) CASH RESERVE FUND, MFS(R) GOVERNMENT MONEY MARKET FUND, MFS(R) MONEY MARKET FUND, THE MONEY MARKET SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, AND MFS(R) MONEY MARKET SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)).

MS. ALESSANDRO JOINED MFS IN 1986 AS A FIXED-INCOME TRADING ASSISTANT. FROM 1986 TO 1990, SHE WAS A MONEY MARKET TRADER AND, FROM 1990 TO 1993, A SENIOR MONEY MARKET SPECIALIST. SHE WAS NAMED INVESTMENT OFFICER IN 1993, PORTFOLIO MANAGER IN 1998, AND ASSISTANT VICE PRESIDENT IN 1999. MS. ALESSANDRO EARNED A BACHELOR'S DEGREE FROM THE UNIVERSITY OF CONNECTICUT.

ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:              THE FUND SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS
                        CONSISTENT WITH THE PRESERVATION OF CAPITAL AND
                        LIQUIDITY.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  DECEMBER 29, 1986

CLASS INCEPTION:        CLASS A  SEPTEMBER 7, 1993
                        CLASS B  DECEMBER 29, 1986
                        CLASS C  APRIL 1, 1996
SIZE:                   $650.1 MILLION NET ASSETS AS OF FEBRUARY 29, 2000

INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. SEE THE PROSPECTUS FOR DETAILS.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 29, 2000

Commercial Paper - 86.5%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
--------------------------------------------------------------------------------------------------------
  American Express Credit Corp., due 3/22/00                           $ 15,000          $  14,949,512
  American General Corp., due 5/02/00                                    10,000              9,898,733
  Archer Daniels Midland Co., due 4/03/00 - 5/23/00                      24,000             23,788,486
  Associates Corp. of North America, due 3/01/00                         25,000             25,000,000
  Banc One Corp., due 3/01/00                                            10,000             10,000,000
  BankAmerica Corp., due 3/08/00 - 5/22/00                               16,900             16,757,843
  Bellsouth Telecommunications, Inc., due 3/08/00 - 4/04/00              25,150             25,046,439
  Credit Suisse First Boston Inc., due 5/10/00 - 5/15/00                 20,000             19,762,153
  Daimler Chrysler North America Holdings, due 3/13/00                    7,000              6,985,860
  Dow Chemical Co., due 3/01/00                                          15,000             15,000,000
  Du Pont (E.I.) de Nemours & Co., due 3/08/00 - 6/02/00                 25,000             24,836,897
  Duke Energy Corp., due 4/26/00                                         10,600             10,504,200
  Formosa Plastics (ABN Amro Bank), due 4/19/00                          10,000              9,919,694
  General Electric Capital Corp., due 6/06/00                             7,000              6,887,776
  General Motors Acceptance Corp., due 3/01/00                           25,000             25,000,000
  Goldman Sachs Group LP, due 4/04/00                                    16,650             16,558,009
  GTE Funding, Inc., due 3/17/00 - 4/03/00                               16,750             16,679,033
  ING America Insurance Holdings, due 4/10/00 - 5/15/00                  23,800             23,575,700
  Kimberly Clark Corp., due 3/06/00                                      12,000             11,990,417
  Merck & Co., Inc., due 3/09/00                                         10,000              9,987,222
  Merrill Lynch & Co., Inc., due 4/23/00 - 5/24/00                       20,000             19,724,914
  Metropolitan Life Funding, Inc., due 3/03/00 - 3/27/00                 19,000             18,955,515
  Minnesota Mining & Manufacturing Co., due 3/20/00                       7,000              6,978,757
  Morgan (J.P.) & Co., Inc., due 3/02/00                                 15,000             14,997,571
  Morgan Stanley Dean Witter, due 3/21/00 - 4/13/00                      20,000             19,897,583
  Motorola, Inc., due 4/06/00 - 4/28/00                                  20,000             19,848,111
  National Rural Utilities Cooperative Finance Corp.,
    due 3/17/00                                                          10,000              9,973,867
  Old Line Funding Corp. (Royal Bank Canada),
    due 3/02/00 - 5/04/00                                                22,656             22,605,385
  Pemex Capital, Series B (Barclays Bank), due 3/07/00                   10,784             10,773,540
  Salomon Smith Barney Holdings, Inc., due 5/01/00 - 5/16/00             23,000             22,732,420
  SBC Communications, Inc., due 3/07/00                                  10,000              9,990,417
  Sheffield Receivables Corp., due 3/20/00                               10,000              9,969,336
  Societe Generale, due 3/15/00                                          10,000             10,000,000
  Southern California Edison Co., due 3/21/00 - 4/17/00                  23,000             22,863,736
  United Parcel Service America, Inc., due 4/05/00                       10,000              9,943,903
  Warner Lambert Co., due 3/20/00                                        10,000              9,969,600
------------------------------------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost                                                 $562,352,629
------------------------------------------------------------------------------------------------------

U.S. Government and Agency Obligation - 7.7%
------------------------------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp., due 3/01/00,
    at Amortized Cost                                                  $ 50,300          $  50,300,000
------------------------------------------------------------------------------------------------------
Repurchase Agreement - 15.4%
------------------------------------------------------------------------------------------------------
  Goldman Sachs, dated 2/29/00, due 3/01/00, total
    to be received $100,015,972 (secured by various
    U.S. Treasury and Federal Agency obligations in a
    jointly traded account), at Cost                                   $100,000         $  100,000,000
------------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                          $  712,652,629
Other Assets, Less Liabilities - (9.6)%                                                    (62,559,808)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $650,092,821
------------------------------------------------------------------------------------------------------

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
FEBRUARY 29, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                      $  612,652,629
  Repurchase agreement, at cost and value                          100,000,000
                                                                --------------
      Total investments, at amortized cost and value            $  712,652,629
  Cash                                                                  10,194
  Receivable for Fund shares sold                                    3,508,786
  Interest receivable                                                  142,639
  Other assets                                                          14,070
                                                                --------------
      Total assets                                              $  716,328,318
                                                                --------------
Liabilities:
  Distributions payable                                             $  168,157
  Payable for Fund shares reacquired                                65,652,707
  Payable to affiliates -
    Management fee                                                       9,118
    Shareholder servicing agent fee                                      2,026
    Distribution and service fee                                        16,819
    Administrative fee                                                     304
  Accrued expenses and other liabilities                               386,366
                                                                --------------
      Total liabilities                                         $   66,235,497
                                                                --------------
Net assets (represented by paid-in capital)                     $  650,092,821
                                                                ==============
Shares of beneficial interest outstanding                        650,092,821
                                                                 ===========

Class A shares:
  Net asset value and offering price per share
    (net assets of $84,406,722 / 84,406,722 shares of
    beneficial interest outstanding)                               $1.00
                                                                   =====

Class B shares:
  Net asset value and offering price per share
    (net assets of $469,479,104 / 469,479,104 shares
     of beneficial interest outstanding)                           $1.00
                                                                   =====

Class C shares:
  Net asset value and offering price per share
    (net assets of $96,206,995 / 96,206,995 shares
    of beneficial interest outstanding)                            $1.00
                                                                   =====

A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 29, 2000
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                            $ 20,407,122
                                                             ------------

  Expenses -
    Management fee                                           $  1,983,747
    Trustees' compensation                                         19,925
    Shareholder servicing agent fee                               359,797
    Distribution and service fee (Class B)                      2,556,518
    Distribution and service fee (Class C)                        543,118
    Administrative fee                                             40,092
    Custodian fee                                                 129,956
    Printing                                                       42,175
    Postage                                                       121,378
    Auditing fees                                                  10,694
    Legal fees                                                        634
    Miscellaneous                                                 519,448
                                                             ------------
      Total expenses                                         $  6,327,482
    Fees paid indirectly                                          (58,827)
    Reduction of expenses by investment adviser                  (364,660)
                                                             ------------
      Net expenses                                           $  5,903,995
                                                             ------------
        Net investment income                                $ 14,503,127
                                                             ============

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
                                                                     SIX MONTHS ENDED           YEAR ENDED
                                                                    FEBRUARY 29, 2000         AUGUST 31, 1999
                                                                      (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                             $     14,503,127         $     19,228,912
                                                                    ----------------         ----------------
Distributions declared to shareholders -
  From net investment income (Class A)                              $     (2,412,261)        $     (3,392,925)
  From net investment income (Class B)                                    (9,983,616)             (13,457,718)
  From net investment income (Class C)                                    (2,107,250)              (2,378,269)
                                                                    ----------------         ----------------
      Total distributions declared to shareholders                  $    (14,503,127)        $    (19,228,912)
                                                                    ----------------         ----------------
Fund share (principal) transactions at net asset
  value of $1.00 per share -
  Net proceeds from sale of shares                                  $  4,179,947,261         $  7,092,954,026
  Shares issued in reinvestment of distributions                          11,742,715               14,927,681
  Shares reacquired                                                   (4,287,001,920)          (6,952,174,564)
                                                                    ----------------         ----------------
      Total increase (decrease) in net assets                       $    (95,311,944)        $    155,707,143
Net assets:
  At beginning of period                                                 745,404,765              589,697,622
                                                                    ----------------         ----------------
  At end of period                                                  $    650,092,821         $    745,404,765
                                                                    ================         ================

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,
                                 SIX MONTHS ENDED        ----------------------------------------------------------------------
                                FEBRUARY 29, 2000             1999            1998           1997           1996           1995
                                      (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                          CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period      $ 1.00           $ 1.00          $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                           ------           ------          ------         ------         ------         ------
Net investment income(S)                   $ 0.02           $ 0.04          $ 0.05         $ 0.05         $ 0.04         $ 0.05
Less distributions declared to
  shareholders from net investment
  income                                    (0.02)           (0.04)          (0.05)         (0.05)         (0.04)         (0.05)
                                           ------           ------          ------         ------         ------         ------
Net asset value - end of period            $ 1.00           $ 1.00          $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                           ======           ======          ======         ======         ======         ======
Total return                                 4.95%+           4.33%           4.87%          4.64%          4.75%          4.91%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                 0.77%+           0.82%           0.82%          0.93%          0.84%          0.90%
  Net investment income                      4.78%+           4.22%           4.72%          4.54%          4.62%          4.94%
Net assets at end of period (000
 omitted)                                 $84,407          $98,719         $80,374        $45,007        $37,872        $10,852

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                 $ 0.02           $ 0.04          $ 0.05         $ 0.04         $ 0.04         $ 0.05
      Ratios (to average net assets):
       Expenses##                            0.87%+           0.92%           0.92%          1.03%          0.94%          1.00%
       Net investment income                 4.68%+           4.12%           4.62%          4.44%          4.52%          4.84%
  + Annualized.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                             SIX MONTHS ENDED        --------------------------------------------------------------------------
                            FEBRUARY 29, 2000              1999            1998            1997            1996            1995
                                  (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                      CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period  $ 1.00            $ 1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00
                                       ------            ------          ------          ------          ------          ------
Net investment income(S)               $ 0.02            $ 0.03          $ 0.04          $ 0.03          $ 0.04          $ 0.04
Less distributions declared to
  shareholders from net
  investment income                     (0.02)            (0.03)          (0.04)          (0.03)          (0.04)          (0.04)
                                       ------            ------          ------          ------          ------          ------
Net asset value - end of period        $ 1.00            $ 1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00
                                       ======            ======          ======          ======          ======          ======
Total return                             3.93%+            3.29%           3.83%           3.58%           3.64%           3.81%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                             1.77%+            1.82%           1.82%           1.95%           1.92%           1.93%
  Net investment income                  3.87%+            3.22%           3.78%           3.53%           3.58%           3.69%
Net assets at end of period
 (000 omitted)                       $469,479          $541,126        $438,577        $244,416        $251,192        $166,519

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income            $ 0.02            $ 0.03          $ 0.04          $ 0.03          $ 0.04          $ 0.04
      Ratios (to average net assets):
        Expenses##                       1.87%+            1.92%           1.92%           2.05%           2.02%           2.03%
        Net investment income            3.77%+            3.12%           3.68%           3.43%           3.48%           3.59%
  + Annualized.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                PERIOD ENDED
                                                                        YEAR ENDED AUGUST 31,                     AUGUST 31,
                                      SIX MONTHS ENDED        --------------------------------------------------------------
                                     FEBRUARY 29, 2000              1999            1998            1997               1996*
                                           (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                               CLASS C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $ 1.00            $ 1.00          $ 1.00          $ 1.00              $ 1.00
                                                ------            ------          ------          ------              ------
Net investment income(S)                        $ 0.02            $ 0.03          $ 0.04          $ 0.03              $ 0.01
Less distributions declared to
  shareholders from net investment
  income                                         (0.02)            (0.03)          (0.04)          (0.03)              (0.01)
                                                ------            ------          ------          ------              ------
Net asset value - end of period                 $ 1.00            $ 1.00          $ 1.00          $ 1.00              $ 1.00
                                                ======            ======          ======          ======              ======
Total return                                      3.91%+            3.25%           3.76%           3.60%               3.67%+
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                      1.77%+            1.82%           1.82%           1.95%               1.79%+
  Net investment income                           3.83%+            3.22%           3.80%           3.57%               3.60%+
Net assets at end of period (000
 omitted)                                      $96,207          $105,559         $70,746         $16,373              $6,642

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the
    Fund, the net investment income per share and the ratios would have been:
      Net investment income                     $ 0.02            $ 0.03          $ 0.04          $ 0.03              $ 0.01
      Ratios (to average net assets):
        Expenses##                                1.87%+            1.92%           1.92%           2.05%               1.89%+
        Net investment income                     3.73%+            3.12%           3.70%           3.47%               3.50%+
  * For the period from the inception of Class C, April 1, 1996, through August 31, 1996.
  + Annualized.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Cash Reserve Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At August 31, 1999, the Fund, for federal income tax purposes, had a capital loss carryforward of $1,426 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2003, ($908), August 31, 2004, ($480), August 31,
2006, ($2), and August 31, 2007, ($36).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the Fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $6,226 for the six months ended February 29, 2000.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securties dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. Payment of 0.10% per annum Class A distribution fee and payment of 0.25% per annum service fee will commence on such date as the Trustees of the Fund may determine.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $25,576 and $2,547 for Class B and Class C shares, respectively, for the six months ended February 29, 2000. Fees incurred under the distribution plan during the six months ended February 29, 2000, were 1.00% of average daily net assets attributable to both Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 29, 2000, were $18,535, $1,082,760, and $76,373 for Class A, Class B, and Class
C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, aggregated $21,989,271,902 and $22,162,595,500, respectively.

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value, $1.00 per share). Transactions in Fund shares were as follows:

Class A Shares

                                                 SIX MONTHS ENDED        YEAR ENDED
                                                FEBRUARY 29, 2000   AUGUST 31, 1999
------------------------------------------------------------------------------------
Shares sold                                         1,352,001,182     1,911,002,475
Shares issued to shareholders in reinvestment of
distributions                                           1,735,396         2,554,337
Shares reacquired                                  (1,368,049,307)   (1,895,211,541)
                                                   --------------    --------------
    Net increase (decrease)                           (14,312,729)       18,345,271
                                                   ==============    ==============

Class B Shares

                                                 SIX MONTHS ENDED        YEAR ENDED
                                                FEBRUARY 29, 2000   AUGUST 31, 1999
------------------------------------------------------------------------------------
Shares sold                                         1,768,348,907     3,254,509,295
Shares issued to shareholders in reinvestment of
distributions                                           8,398,793        10,788,781
Shares reacquired                                  (1,848,394,999)   (3,162,749,084)
                                                   --------------    --------------
    Net increase (decrease)                           (71,647,299)      102,548,992
                                                   ==============    ==============

Class C Shares

                                                 SIX MONTHS ENDED        YEAR ENDED
                                                FEBRUARY 29, 2000   AUGUST 31, 1999
------------------------------------------------------------------------------------
Shares sold                                         1,059,597,172     1,927,442,256
Shares issued to shareholders in reinvestment of
distributions                                           1,608,526         1,584,563
Shares reacquired                                  (1,070,557,614)   (1,894,213,939)
                                                   --------------    --------------
    Net increase (decrease)                            (9,351,916)       34,812,880
                                                   ==============    ==============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended February 29, 2000, was $2,605. The Fund had no significant borrowings during the period.

MFS(R) CASH RESERVE FUND

TRUSTEES                                  ASSISTANT TREASURERS
Richard B. Bailey+ - Private Investor;    Mark E. Bradley*
Former Chairman and Director (until       Ellen Moynihan*
1991), MFS Investment Management(R)       James O. Yost*

Marshall N. Cohan+ - Private Investor     SECRETARY
Lawrence H. Cohn, M.D.+ - Chief of        Stephen E. Cavan*
Cardiac Surgery, Brigham and Women's
Hospital; Professor of Surgery,           ASSISTANT SECRETARY
Harvard Medical School                    James R. Bordewick, Jr.*

The Hon. Sir J. David Gibbons, KBE+ -     CUSTODIAN
Chief Executive Officer, Edmund           State Street Bank and Trust Company
Gibbons Ltd.; Chairman, Colonial
Insurance Company, Ltd.                   INVESTOR INFORMATION
                                          For information on MFS mutual funds,
Abby M. O'Neill+ - Private Investor       call your investment professional or,
                                          for an information kit, call toll
Walter E. Robb, III+ - President and      free: 1-800-637-2929 any business day
Treasurer, Benchmark Advisors, Inc.       from 9 a.m. to 5 p.m. Eastern time (or
(corporate financial consultants);        leave a message anytime).
President, Benchmark Consulting Group,
Inc. (office services)                    INVESTOR SERVICE
                                          MFS Service Center, Inc.
Arnold D. Scott* - Senior                 P.O. Box 2281
Executive Vice President, Director,       Boston, MA 02107-9906
and Secretary, MFS Investment
Management                                For general information, call toll
                                          free: 1-800-225-2606 any business day
Jeffrey L. Shames* - Chairman and         from  8 a.m. to 8 p.m. Eastern time.
Chief Executive Officer, MFS
Investment Management                     For service to speech- or
                                          hearing-impaired, call toll free:
J. Dale Sherratt+ - President, Insight    1-800-637-6576 any business day from 9
Resources, Inc. (acquisition planning     a.m. to 5 p.m. Eastern time. (To use
specialists)                              this service, your phone must be
                                          equipped with a Telecommunications
Ward Smith+ - Former Chairman (until      Device for the Deaf.)
1994), NACCO Industries (holding
company)                                  For share prices, account balances,
                                          exchanges, or stock and bond outlooks,
INVESTMENT ADVISER                        call toll free: 1-800-MFS-TALK
Massachusetts Financial Services Company  (1-800-637-8255) anytime from a
500 Boylston Street                       touch-tone telephone.
Boston, MA 02116-3741
                                          WORLD WIDE WEB
DISTRIBUTOR                               www.mfs.com
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
Jean O. Alessandro*

TREASURER
W. Thomas London*

+ Independent Trustee
* MFS Investment Management

MFS(R) CASH RESERVE FUND                                        ------------
                                                                  BULK RATE
[Logo] M F S(R)                                                 U.S. POSTAGE
INVESTMENT MANAGEMENT                                               PAID
We invented the mutual fund(R)                                      MFS
                                                                ------------
500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                    MCR-3  4/00 59.1M 01/201/301